                                                                    EXHIBIT 99.7

                  CAREY INTERNATIONAL, INC. AND SUBSIDIARIES
                   SUPPLEMENTAL CONSOLIDATING BALANCE SHEETS
                               NOVEMBER 30, 1995


                                                                   Carey              Indy
                                                               International,      Connection
                                                                     Inc.        Limousine, inc.    Eliminations      Total
                                                               --------------    ---------------    ------------   -----------
ASSETS
Cash and cash equivalents                                         $ 1,438,659         $  177,052      $            $ 1,615,711
Accounts receivable, net                                            9,023,016            341,340                     9,364,356
Notes receivable from contracts, current portion                      659,609                                          659,609
Prepaid expenses and other current assets                             364,741            117,206                       481,947
                                                               --------------     --------------    ------------   -----------
TOTAL CURRENT ASSETS                                               11,486,025            635,598                    12,121,623
Fixed assets, net                                                   2,185,071          2,133,640                     4,318,711
Notes receivable from contracts,  excluding current portion           193,298                                          193,298
Franchise rights, net                                               5,533,956                                        5,533,956
Trade name, trademark and contract rights, net                      6,876,578                                        6,876,578
Goodwill and other intangible assets, net                           7,113,684             25,579                     7,139,263
Deferred tax assets                                                   892,993                                          892,993
Deposits and other assets                                           1,615,316             37,576                     1,652,892
                                                               --------------     --------------    ------------   -----------
TOTAL ASSETS                                                      $35,896,921         $2,832,393      $            $38,729,314
                                                               ==============     ==============    ============   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of notes payable                                  $ 4,585,703         $  779,709      $            $ 5,365,412
Current portion of capital leases                                     206,031             46,922                       252,953
Current portion of subordinated notes payable                         100,000                                          100,000
Accounts payable and accrued expenses                               8,000,972            350,340                     8,351,312
                                                               --------------     --------------    ------------   -----------
TOTAL CURRENT LIABILITIES                                          12,892,706          1,176,971                    14,069,677
Notes payable, excluding current portion                            7,361,749          1,278,020                     8,639,769
Capital leases, excluding current portion                              74,879              7,142                        82,021
Subordinated notes payable, excluding current portion               5,780,000                                        5,780,000
Deferred rent and other long-term liabilities                         148,195                                          148,195
Deferred tax liabilities                                            1,001,480             85,000                     1,086,480
Deferred revenue                                                    4,726,134                                        4,726,134
STOCKHOLDERS' EQUITY
Preferred stock                                                     1,212,900             40,000                     1,252,900
Common stock                                                            6,558            471,525       (464,506)        13,577
Additional paid-in capital                                          7,357,064                           464,506      7,821,570
Accumulated deficit                                                (4,664,744)          (226,265)                   (4,891,009)
                                                               --------------     --------------    ------------   -----------
TOTAL STOCKHOLDERS' EQUITY                                          3,911,778            285,260                     4,197,038
                                                               --------------     --------------    ------------   -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $35,896,921         $2,832,393      $            $38,729,314
                                                               ==============     ==============    ============   ===========

                                    99.7.1

                                                                    EXHIBIT 99.7


                  CAREY INTERNATIONAL, INC. AND SUBSIDIARIES
              SUPPLEMENTAL CONSOLIDATING STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED NOVEMBER 30, 1995



                                                                    Carey             Indy
                                                               International,      Connection
                                                                    Inc.        Limousine, Inc.    Eliminations          Total
                                                              ---------------   ---------------   ---------------   ---------------
Revenue, net                                                  $    43,483,947   $     5,485,448   $                 $    48,969,395
Cost of revenue                                                    29,942,961         3,084,248                          33,027,209
                                                              ---------------   ---------------   ---------------   ---------------
Gross profit                                                       13,540,986         2,401,200                          15,942,186
Selling, general and administrative expense                        12,419,062         1,662,090                          14,081,152
                                                              ---------------   ---------------   ---------------   ---------------
Operating income                                                    1,121,924           739,110                           1,861,034
Other income (expense):
   Interest expense                                                (1,682,886)         (228,080)                         (1,910,966)
   Interest and other income                                          259,854             2,793                             262,647
   Gain on sales of fixed assets                                      130,913            25,092                             156,005
                                                              ---------------   ---------------   ---------------   ---------------
Income before provision for income taxes                             (170,195)          538,915                             368,720
Provision for income taxes                                             25,000           245,599                             270,599
                                                              ---------------   ---------------   ---------------   ---------------
Net income                                                    $      (195,195)  $       293,316   $                 $        98,121
                                                              ================  ================  ================  ================

                                    99.7.2